                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        Delphos Citizens Bancorp, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                       DELPHOS CITIZENS BANCORP, INC.
                             114 EAST 3RD STREET
                            DELPHOS, OHIO 45833
                               (419) 692-2010



                                                                  April 16, 1997


Fellow Stockholders:

         You are cordially invited to attend the first annual meeting of stockholders (the "Annual Meeting") of Delphos Citizens Bancorp, Inc. (the "Company"), the holding company for Citizens Bank of Delphos (the "Bank"), which will be held on May 28, 1997, at 2:00 p.m., Eastern Time, at The F.O.E. Lodge, 1600 East 5th Street, Delphos, Ohio.

         The attached Notice of the Annual Meeting and the Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Crowe, Chizek & Company LLP, the Company's independent auditors, will be present at the Annual Meeting to respond to any questions that our stockholders may have regarding the business to be transacted.

         The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its stockholders. FOR THE REASONS SET FORTH IN THE PROXY STATEMENT, THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH MATTER TO BE CONSIDERED.

         PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. YOUR COOPERATION IS APPRECIATED SINCE A MAJORITY OF THE COMMON STOCK MUST BE REPRESENTED, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM FOR THE CONDUCT OF BUSINESS.

         On behalf of the Board of Directors and all of the employees of the Company and the Bank, we thank you for your continued interest and support.

                                            Sincerely yours,


                                            /s/ Joseph R. Reinemeyer
                                            Joseph R. Reinemeyer
                                            Chairman of the Board, President and
                                            Chief Executive Officer

                       DELPHOS CITIZENS BANCORP, INC.
                             114 EAST 3RD STREET
                            DELPHOS, OHIO  45833
                               (419) 692-2010

                  ----------------------------------------

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON MAY 28, 1997

                  ----------------------------------------

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of Delphos Citizens Bancorp, Inc. (the "Company") will be held on May 28, 1997, at 2:00 p.m., Eastern Time, at The F.O.E. Lodge, 1600 East 5th Street, Delphos, Ohio.

         The purpose of the Annual Meeting is to consider and vote upon the following matters:

         1. The election of one director for a term of three years or until a successor is elected and qualified;

         2. The approval of the Delphos Citizens Bancorp, Inc. 1997 Stock-Based Incentive Plan;

         3. The ratification of the appointment of Crowe, Chizek & Company LLP as independent auditors of the Company for the fiscal year ending September 30, 1997; and

         4. Such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

         The Board of Directors has established April 7, 1997, as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only recordholders of the Common Stock of the Company as of the close of business on such record date will be entitled to vote at the Annual Meeting or any adjournments thereof. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company. A list of stockholders entitled to vote at the Annual Meeting will be available at the administrative office of the Company, 114 East 3rd Street, Delphos, Ohio 45833, for a period of ten days prior to the Annual Meeting and will also be available at the Annual Meeting itself.

                                        By Order of the Board of Directors


                                        /s/ Gary G. Ricker
                                        Gary G. Ricker
                                        Corporate Secretary

Delphos, Ohio
April 16, 1997

                       DELPHOS CITIZENS BANCORP, INC.

                       ------------------------------

                               PROXY STATEMENT
                       ANNUAL MEETING OF STOCKHOLDERS
                                MAY 28, 1997

                       ------------------------------

SOLICITATION AND VOTING OF PROXIES

         This Proxy Statement is being furnished to stockholders of Delphos Citizens Bancorp, Inc. (the "Company") in connection with the solicitation by the Board of Directors ("Board of Directors" or "Board") of proxies to be used at the first annual meeting of stockholders (the "Annual Meeting"), to be held on May 28, 1997 at 2:00 p.m., at The F.O.E. Lodge, 1600 East 5th Street, Delphos, Ohio and at any adjournments thereof. The 1997 Annual Report on Form 10-K, which includes consolidated financial statements for the fiscal year ended September 30, 1996, accompanies this Proxy Statement, which is first being mailed to recordholders on or about April 16, 1997.

         Regardless of the number of shares of Common Stock owned, it is important that recordholders of a majority of the shares be represented by proxy or present in person at the Annual Meeting. Stockholders are requested to vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Stockholders are urged to indicate their vote in the spaces provided on the proxy card. PROXIES SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY WILL BE VOTED IN ACCORDANCE WITH THE DIRECTIONS GIVEN THEREIN. WHERE NO INSTRUCTIONS ARE INDICATED, SIGNED PROXY CARDS WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR NAMED IN THIS PROXY STATEMENT AND FOR THE APPROVAL AND RATIFICATION OF EACH OF THE SPECIFIC PROPOSALS PRESENTED IN THIS PROXY STATEMENT.

         Other than the matters set forth on the attached Notice of Annual Meeting of Stockholders, the Board of Directors knows of no additional matters that will be presented for consideration at the Annual Meeting. EXECUTION OF A PROXY, HOWEVER, CONFERS ON THE DESIGNATED PROXY HOLDERS DISCRETIONARY AUTHORITY TO VOTE THE SHARES IN ACCORDANCE WITH THEIR BEST JUDGMENT ON SUCH OTHER BUSINESS, IF ANY, THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING.

         A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

         The cost of solicitation of proxies on behalf of management will be borne by the Company. In addition to the solicitation of proxies by mail, Kissel-Blake, Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,500, plus out-of-pocket expenses. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and its subsidiary, Citizens Bank of Delphos (the "Bank"), without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

VOTING SECURITIES

         The securities which may be voted at the Annual Meeting consist of shares of common stock of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

         The close of business on April 7, 1997 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 2,038,719 shares.

         As provided in the Company's Certificate of Incorporation, recordholders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote in respect of the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as, by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit to supply information to the Company to enable the Board of Directors to implement and apply the Limit.

         The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after subtracting any shares in excess of the Limit pursuant to the Company's Certificate of Incorporation) is necessary to constitute a quorum at the Annual Meeting. In the event there are not sufficient votes for a quorum or to approve or ratify any proposal at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors set forth in Proposal 1, the proxy card being provided by the Board of Directors enables a stockholder to vote "FOR" the election of the nominee proposed by the Board of Directors, or to "WITHHOLD" authority to vote for the nominee being proposed.

Under Delaware law and the Company's bylaws, directors are elected by a plurality of votes cast, without regard to either (i) broker non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

         As to the matter being proposed for stockholder action set forth in Proposal 2, the proxy card being provided by the Board of Directors enables a stockholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. Under Delaware law, an affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting at which a quorum is present and entitled to vote on the Proposal is required to constitute stockholder approval of Proposal 2. Shares as to which the "ABSTAIN" box has been selected on the proxy card with respect to Proposal 2 will be counted as present and entitled to vote and have the effect of a vote against the matter for which the "ABSTAIN" box has been selected. In contrast, shares underlying broker non-votes or in excess of the Limit are not counted as entitled to vote on the Proposal and have no effect on the vote on the Proposal. For further information on the vote required to implement Proposal 2 during the first year following the Bank's conversion from mutual to stock form, which was completed on November 20, 1996 (the "Conversion"), see the discussion under Proposal 2 herein.

         As to the approval of Crowe, Chizek & Company, LLP as independent auditors of the Company set forth in Proposal 3, and all other matters that may properly come before the Annual Meeting, by checking the appropriate box, you may: (i) vote "FOR" the item; (ii) vote "AGAINST" the item; or (iii) "ABSTAIN" with respect to the item. Under the Company's bylaws, unless otherwise required by law, all such matters shall be determined by a majority of the votes cast, without regard to either (a) broker non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

         Proxies solicited hereby will be returned to the Company's transfer agent, Fifth Third Bank, and will be tabulated by inspectors of election designated by the Board of Directors, who will not be employed by, or be a director of, the Company or any of its affiliates. After the final adjournment of the Annual Meeting, the proxies will be returned to the Company for safekeeping.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information as to those persons believed by management to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with Sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended ("Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of the Record Date.

                                       NAME AND ADDRESS OF                      AMOUNT AND NATURE OF            PERCENT
                 TITLE OF CLASS          BENEFICIAL OWNER                       BENEFICIAL OWNERSHIP           OF CLASS
                 --------------        -------------------                      --------------------           --------
                 Common Stock          Citizens Bank of Delphos                        163,097(1)                 8.0%
                                       Employee Stock Ownership
                                       Plan ("ESOP")
                                       114 East 3rd Street
                                       Delphos, Ohio  45833

----------------

(1) Shares of Common Stock were acquired by the ESOP in the Bank's Conversion. The ESOP Committee of the Board of Directors administers the ESOP. The Board has appointed a corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. At April 1, 1997, 6,643 shares have been allocated under the ESOP and 156,454 shares remain unallocated. In accordance with the terms of the ESOP, each participant is deemed to have one share allocated to his or her account for the sole purpose of providing the ESOP Trustee with voting guidance. The ESOP Trustee will vote the unallocated shares in a manner calculated to most accurately reflect the instructions received from participants so long as the Trustee determines such vote is in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").


INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

         Ms. Nancy Rumschlag, who is standing for election as a director, was unanimously nominated by the Nominating Committee of the Board of Directors. Ms. Rumschlag is not being proposed for election pursuant to any agreement or understanding between her and the Company.

         Upon obtaining stockholder approval, the Company and the Bank intend to grant to non-employee directors, and selected officers and employees of the Bank and the Company stock options and awards in the form of shares of Common Stock under the Delphos Citizens Bancorp, Inc. 1997 Stock-Based Incentive Plan (the "Incentive Plan") being presented for approval in Proposal 2.

                   PROPOSALS TO BE VOTED ON AT THE MEETING

                      PROPOSAL 1.  ELECTION OF DIRECTORS


         The Board of Directors of the Company currently consists of four (4) directors and is divided into three classes. Mr. John F. Helmkamp, who had served as President and Chairman of the Board of the Bank from 1975 until his retirement in 1982 and who continued to serve on the Board of the Bank and on the Board of the Company following the incorporation of the Company, passed away in March 1997. The Board subsequently reduced the size of the Company's Board from five to four members. Each of the four members of the Board of Directors of the Company also presently serves as a director of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of directors expiring each year. Directors serve until their successors are elected and qualified.

         The one nominee proposed for election at this Annual Meeting is Nancy
C. Rumschlag.

         In the event that the nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present Board of Directors. The Board of Directors has no reason to believe that Ms. Rumschlag will be unable or unwilling to serve. UNLESS AUTHORITY TO VOTE FOR THE NOMINEE IS WITHHELD, IT IS INTENDED THAT THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED FOR THE ELECTION OF THE NOMINEE PROPOSED BY THE BOARD OF DIRECTORS.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEE NAMED IN THIS PROXY STATEMENT.

INFORMATION WITH RESPECT TO THE NOMINEE AND CONTINUING DIRECTORS

         The following table sets forth, as of the Record Date, the name of the nominee, and the names of continuing directors as well as their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each director became a director of the Bank, the year in which their terms (or in the case of the nominee, her proposed term) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each director and all directors and executive officers as a group as of the Record Date.

                                                                                            SHARES OF
 NAME AND PRINCIPAL                                                      EXPIRATION        COMMON STOCK       PERCENT
 OCCUPATION AT PRESENT                                      DIRECTOR     OF TERM AS        BENEFICIALLY         OF
 AND FOR PAST FIVE YEARS                           AGE      SINCE(1)      DIRECTOR         OWNED(2)(3)        CLASS(4)
 -----------------------                           ---      --------      --------         -----------        --------
 NOMINEE

 Nancy C. Rumschlag  . . . . . . . . . . . . .     46         1987          2000              18,508(5)            *%
 Vice President of the Company and of the Bank
 since 1991.  Ms. Rumschlag managed the H&R
 Block office in Delphos prior to joining the
 Bank.

 CONTINUING DIRECTORS

 P. Douglas Harter . . . . . . . . . . . . . .     50         1969          1999              20,824            1.02%
 Associate of Harter and Son Funeral Home.

 Robert L. Dillhoff  . . . . . . . . . . . . .     50         1991          1999              12,150               *%
 District Highway Management Administrator for
 the Ohio Department of Transportation.

 Joseph R. Reinemeyer  . . . . . . . . . . . .     48         1977          1998               8,705(5)            *%

 President, Chief Executive Officer and
 Chairman of the Board of the Company and the Bank. Mr. Reinemeyer served as Executive
 Vice President and Managing Officer of the
 Bank from 1982 to 1996 and held various
 positions with the Bank from 1975 to 1982.

 Stock Ownership of all Directors                   -          -             -                60,187            2.95%
 and Executive Officers as a Group
 (6 persons)


--------------
 *    Does not exceed 1.0% of the Company's voting securities.
(1)   Includes years of service as a director of the Bank.
(2) Each person effectively exercises sole (or shares with spouse or other immediate family member) voting or dispositive power as to shares reported herein (except as noted).
(3) Does not include options and awards intended to be granted under the Incentive Plan, which is subject to stockholder approval. For a discussion of the options and awards that are intended to be granted under the Incentive Plan, see Proposal 2.
(4) As of the Record Date, there were 2,038,719 shares of Common Stock outstanding.
(5) Includes 684 and 999 shares allocated to Ms. Rumschlag and Mr. Reinemeyer, respectively, under the Bank's ESOP.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS OF THE COMPANY

         The Board of Directors of the Company conducts its business through meetings of the Board of Directors and through activities of its committees. The Board of Directors of the Company meets quarterly and may have additional meetings as needed. During the fiscal year ended September 30, 1996, the Board of Directors of the Company, which was formed on July 24, 1996, held one meeting. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 1996. The Board of Directors of the Company maintains committees, the nature and composition of which are described below:

         AUDIT COMMITTEE. The Audit Committee of the Company and the Bank consists of Messrs. Harter and Dillhoff. The Audit Committee is responsible for reporting to the Board on the general financial condition of the Bank and the results of the annual audit, and is responsible for ensuring that the Bank's activities are being conducted in accordance with applicable laws and regulations. The Audit Committee of the Company met one time during fiscal 1996. The Audit Committee of the Bank met one time in fiscal 1996.

         NOMINATING COMMITTEE. The Company's Nominating Committee for the 1997 Annual Meeting consists of the full Board of Directors. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Company's Certificate of Incorporation and Bylaws provide for stockholder nominations of directors. These provisions require such nominations to be made pursuant to timely notice in writing to the Secretary of the Company. The stockholder's notice of nomination must contain all information relating to the nominee which is required to be disclosed by the Company's Bylaws and by the Exchange Act. The Nominating Committee met on November 26, 1996.

         COMPENSATION COMMITTEE. The Compensation Committee of the Company consists of Messrs. Harter and Dillhoff. The committee meets to establish compensation and benefits for the executive officers and to review the incentive compensation programs when necessary. The committee is also responsible for all matters regarding compensation and benefits, hiring, termination and affirmative action issues for other officers and employees of the Company and the Bank. The Compensation Committee met one time in 1996.

DIRECTORS' COMPENSATION

         DIRECTORS' FEES. Each outside director of the Bank is paid an annual retainer of $5,000 and receives a fee of $400 for each regular monthly meeting attended, and each outside director of the Company is paid an annual retainer of $2,000 and receives a fee of $250 for each regular quarterly meeting attended. Also, each outside director receives a fee of $400 for each special Board meeting attended. Outside director members of the Bank's Loan Committee receive a fee of $100 for each regular meeting attended. From time to time, members of the Board will perform inspections of real property for which the Board member receives a fee that ranges from $20 to $50, depending upon the location of the inspected property.

         INCENTIVE PLAN. The Company is presenting to stockholders for approval the Incentive Plan, under which all directors who are not also employees of the Company or the Bank are eligible to receive awards. See Proposal 2 for a summary of the material terms of the Incentive Plan.

EXECUTIVE COMPENSATION

         The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

         COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission ("SEC"), the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and certain other executive officers of the Company or the Bank. In fulfillment of this requirement, the Compensation Committee of the Board of Directors of the Company, at the direction of the Board of Directors, has prepared the following report for inclusion in this Proxy Statement.

         The Compensation Committee's goal in setting executives' compensation is to attract, retain, motivate and reward highly qualified executive officers to achieve the Company's business objectives. This executive compensation program is integrated with the Company's annual and long-term business plans in order to provide a strategic link between corporate performance and attainment of corporate goals and executive compensation. The components of the corporate compensation program are base salary, performance incentives (bonus), and the Employee Stock Ownership Plan.

         The Named Executive Officer has an employment agreement with the Bank, that has been guaranteed by the Company, which agreements specify a minimum base salary and require periodic review of such salary.

         Base Salaries - In determining salary levels of the executive officers, the Compensation Committee considers the entire compensation package, including stock plans. Rather than establishing specific performance goals, salary levels are aimed at reflecting the overall financial performance of the Company and the performance of each executive officer over time, which evaluation is subjective. The Compensation Committee reviews various published surveys of compensation paid to executives performing similar duties for financial institutions and their holding companies, with focus placed on financial institutions in the Company's market area. While salary levels are not targeted to correspond to any high, median or low end of the companies surveyed, these serve as a guide for the Compensation Committee in determining salary levels. In December of each year, the Compensation Committee will determine the level of salary adjustment, if any, to take effect on January 1 of the following year for all officers of the Bank.

         Performance Bonuses - Bonuses, if any, are based on a combination of a percentage of salary and dollar amounts, and at the discretion of the Compensation Committee, may vary. A year end performance bonus may be granted to all employees, including executive officers.

         Stock Programs - The Board of Directors of the Company, the Compensation Committee and management believe that significant employee stock ownership is a major incentive in maximizing the Company's profitability and aligning the interests of employees and stockholders. Therefore, in connection with the initial public stock offering of the Company on November 20, 1996 (the "Conversion"), the Employee Stock Ownership Plan was established. Allocations to the ESOP are currently based on each employee percentage of the total payroll.

         1996 Compensation - In determining the salary level for the Chief Executive Officer for fiscal 1996, the Compensation Committee reviewed indicators of the Company's financial strength, efficiency and profitability. The Compensation Committee exercises its judgment and discretion, rather than attempting to set absolute targets for any of the ratios reviewed in connection with the above indicators, in determining salaries.

         In December 1995, the Chief Executive Officer's salary for 1996 was set at $54,500. In addition, the Chief Executive Officer was paid a bonus of $8,439.23 for 1996, which is equivalent to 15% of his base salary. In addition, the Chief Executive Officer participates in the Bank's ESOP and 401(k) plan.


                          THE COMPENSATION COMMITTEE
                          --------------------------
                              P. Douglas Harter
                               Robert Dillhoff

         STOCK PERFORMANCE GRAPH. The following graph shows a comparison of cumulative total stockholder return on the Company's Common Stock based on the market price of the Common Stock with the cumulative total return of the Nasdaq Banks Stock Index for the period beginning on November 20, 1996, the day the Company's Common Stock began trading, through February 28, 1997. The graph was derived from a very limited period of time, and reflects the market's reaction to the initial public offering of the Common Stock and, as a result, may not be indicative of possible future performance of the Company's Common Stock.


                          COMPARATIVE TOTAL RETURNS
          DELPHOS CITIZENS BANCORP, INC., THE NASDAQ NATIONAL MARKET
                       AND THE NASDAQ BANKS STOCK INDEX


                             [PERFORMANCE GRAPH]

                                   SUMMARY


                                 11/27/96 11/29/96  12/31/96  1/31/97   2/28/97
                                 -------- --------  --------  -------   -------
DELPHOS CITIZENS BANCORP, INC.    100.000  103.093    98.969  108.247   117.526
NASDAQ STOCK MARKET               100.000  102.998   102.891  110.199   104.189
NASDAQ BANK STOCKS                100.000  102.684   103.317  109.048   115.080

NOTES:

  A. THE LINES REPRESENT MONTHLY INDEX LEVELS DERIVED FROM COMPOUNDED DAILY RETURNS THAT INCLUDE ALL DIVIDENDS.

  B. THE INDEXES ARE REWEIGHTED DAILY, USING THE MARKET CAPITALIZATION ON THE PREVIOUS TRADING DAY.

  C. IF THE MONTHLY INTERVAL, BASED ON THE FISCAL YEAR-END IS NOT A TRADING DAY, THE PRECEDING TRADING DAY IS USED.

  D. THE INDEX LEVEL FOR ALL SERIES WAS SET TO 100.000 ON 11/27/96.

         SUMMARY COMPENSATION TABLE. The following table shows, for the fiscal years ended September 30, 1996 and 1995, the cash compensation paid by the Bank, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer. No executive officer received compensation in excess of $100,000 during the year ended September 30, 1996.



----------------------------------------------------------------------------------------------------------------------------------
                                                                                   Long Term Compensation
                                                                           --------------------------------------
                                          Annual Compensation(1)                     Awards               Payouts
                                     ----------------------------------------------------------------------------
                                                              Other        Restricted     Securities                      All
                                                             Annual          Stock        Underlying       LTIP          Other
Name and Principal                   Salary      Bonus    Compensation       Awards      Options/SARs     Payouts     Compensation
Position                   Year       ($)        ($)         ($)(2)          ($)(3)         (#)(4)        ($)(5)         ($)(6)
----------------------------------------------------------------------------------------------------------------------------------
Joseph R. Reinemeyer,      1996      $56,262    $8,440       $7,034            -               -              -           $4,515
Executive Vice             1995       52,569     7,670        8,029            -               -              -            4,404
President (chief
executive officer)


----------------------

(1) Under Annual Compensation, the column titled "Salary" includes meeting, valuation and inspection fees received as a Director of the Bank and the Company.
(2) "Other Annual Compensation" includes remuneration for unused "sick leave." For 1996 and 1995, there were no (a) perquisites over the lesser of $50,000 or 10% of the individual's total salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation; (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; (d) tax payment reimbursements; or (e) preferential discounts on stock.
(3)   No stock awards were granted or earned in 1996 or 1995.  See "Proposal
      2."
(4) No stock options or SARs were granted or earned in 1996 or 1995. See "Proposal 2."
(5) For 1996 and 1995, there were no payouts or awards under any long-term incentive plan.
(6) Includes $4,515 and $4,404 contributed by the Bank pursuant to the Bank's 401(k) Plan for the years ended September 30, 1996 and 1995, respectively.

EMPLOYMENT AGREEMENTS

         The Bank and the Company have entered into employment agreements with Mr. Reinemeyer (the "Executive"). These employment agreements are intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of Mr. Reinemeyer.

         The employment agreements provide for a three-year term for Mr. Reinemeyer. The Bank employment agreements provide that, commencing on the first anniversary date and continuing each anniversary date thereafter, the Board of Directors may extend the agreement for an additional year so that the remaining term shall be three years, unless written notice of non-renewal is given by the Board of Directors after conducting a performance evaluation of the Executive. The terms of the Company employment agreements shall be extended on a daily basis unless written notice of non-renewal is given by the Board of the Company. The agreements provide that the Executive's base salary will be reviewed annually. The current base salary for Mr. Reinemeyer as President and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank is $70,000. In addition to the base salary, the agreements provide for, among other things, participation in stock benefits plans and other fringe benefits applicable to executive personnel. The agreements provide for termination by the Bank or the Company for cause as defined in the agreements at any time. In the event the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or in the event of the Executive's resignation from the Bank and the Company upon: (i) failure to re-elect the Executive to his current offices;
(ii) a material change in the Executive's functions, duties or responsibilities; (iii) a relocation of the Executive's principal place of employment by more than 25 miles; (iv) liquidation or dissolution of the Bank or the Company; or (v) a breach of the agreement by the Bank or the Company, the Executive or, in the event of death, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company would also continue and pay for the Executive's life and disability coverage for the remaining term of the Agreement. Upon any termination of the Executive, the Executive is subject to a one year non-competition agreement.

         Under the agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company, the Executive or, in the event of the Executive's death, his beneficiary, would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the agreement; or (ii) three times the average of the five preceding taxable years' annual compensation. The Bank and the Company would also continue the Executive's life and disability coverage for thirty-six months.
Notwithstanding that both agreements provide for a severance payment in the event of a change in control, the Executive would only be entitled to receive a severance payment under one agreement.

         Payments to the Executive under the Bank's agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the Agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively. In the event of a change in control of the Bank or Company, the total amount of payments due under the Agreements, based solely on the current salary of Mr. Reinemeyer and excluding any benefits under any employee benefit plan which may be payable, would be approximately $210,000 in the aggregate.

         INCENTIVE PLAN. The Company is presenting to stockholders for approval the Incentive Plan pursuant to which all employees of the Company and Bank are eligible to receive awards. See Proposal 2 for a summary of the material terms of the Incentive Plan.

         401(K) PLAN. The Bank maintains a tax-qualified salary reduction plan under Section 401(k) of the Code (the "401(k) Plan"). The 401(k) Plan, which was established in 1994, provides participants with retirement benefits and may also provide benefits upon death, disability or termination of employment with the Bank. An employee who works at least 1,000 scheduled hours per year is eligible to participate in the 401(k) Plan following the completion of one year of service and attainment of age 21. A participant is always 100% vested in his or her contributions. A participant must reach five years of vesting service (total time employed) before attaining a vested interest in the employer contribution. After five years of vesting service, the employee is 100% vested in the employer contribution.

         The funds included in the 401(k) Plan are administered by an independent trustee. The 401(k) Plan provides participants with five investment choices. Participants may make salary reduction contributions to the 401(k) Plan up to the lesser of 6% of annual base salary or the legally permissible limit (currently $9,240). The Bank matches 50% of the amount contributed by the employee. All participants receive a quarterly detailed statement including information regarding market value of the participant's investments and all contributions made on his or her behalf. Any withdrawals prior to age 59 1/2 are subject to a 10% tax penalty. Participants may borrow against the vested portion of their accounts. The Board of Directors may at any time discontinue the Bank's contributions to employee accounts. The 401(k) Plan has a profit-sharing component in addition to the matched employee contribution. The amount of the Bank's annual profit sharing contribution is based on a return on assets ("ROA") sliding scale ranging from 0.49 to 1.75.
If the Bank's ROA is 0.49 or less, then no employer contribution is made to the accounts of eligible employees. If the Bank's ROA is 1.75 or greater, then eligible employees receive a contribution equal to 25% of their base salary. The amount of the Bank's contribution will vary when Bank's ROA is between 0.50 and 1.74.

         For the fiscal years ended September 30, 1996 and 1995, the Bank made total contributions of $31,407 and $31,000, respectively, to the 401(k) Plan. For the fiscal year ended September 30, 1996, the Bank contributed $3,942 to the 401(k) Plan on behalf of Mr. Reinemeyer.

         EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST. The Bank established an ESOP and related trust for eligible employees effective November 20, 1996. The trustee for the ESOP trust is independent of the Bank and the Company. Full-time employees with the Bank as of January 1, 1996 and full-time employees of the Company or the Bank employed after such date, who have attained the age of 21 and have completed one (1) year of service with the Bank (1,000 hours within a twelve-month period) are participants. The ESOP purchased 8.0%, or 163,097 shares of the Common Stock issued in the Conversion. In order to fund the ESOP's purchase of the Common Stock, the ESOP borrowed funds from the Company equal to 100% of the aggregate purchase price of the Common Stock. The loan will be repaid principally from the Company's or the Bank's contributions to the ESOP over a period of 17 years and the collateral for the loan will be the Common Stock purchased by the ESOP.

TRANSACTIONS WITH CERTAIN RELATED PERSONS

         The Bank currently makes loans to employees, executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. Any loan made to an executive officer or director must be approved by the Board of Directors prior to its being committed. As of September 30, 1996, all loans outstanding to a director or executive officer of the Bank were made by the Bank in the ordinary course of business, with no favorable terms and such loans do not involve more than the normal risk of collectibility or present other unfavorable features.

         The Company intends that all transactions between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and are required to be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

                         PROPOSAL 2.  APPROVAL OF THE
                        DELPHOS CITIZENS BANCORP, INC.
                       1997 STOCK-BASED INCENTIVE PLAN

         The Board of Directors of the Company is presenting for stockholder approval the Delphos Citizens Bancorp, Inc. 1997 Stock-Based Incentive Plan ("Incentive Plan"), in the form attached hereto as Exhibit A. The purpose of the Incentive Plan is to attract and retain qualified personnel in key positions, provide officers, employees and non-employee directors ("Outside Directors") with a proprietary interest in the Company as an incentive to contribute to the success of the Company, promote the attention of management to other stockholders' concerns and reward employees for outstanding performance. The following is a summary of the material terms of the Incentive Plan, which is qualified in its entirety by the complete provisions of the Incentive Plan attached as Exhibit A.

GENERAL

         The Incentive Plan authorizes the granting of options to purchase Common Stock, option-related awards and awards of Common Stock (collectively, "Awards"). Subject to certain adjustments to prevent dilution of Awards to participants, the maximum number of shares reserved for Awards under the Incentive Plan is 285,421 shares, provided such number is not in excess of 14% of the outstanding shares of the Common Stock as of the effective date of the Incentive Plan. The maximum number of shares reserved for purchase pursuant to the exercise of options and option-related Awards which may be granted under the Incentive Plan is 203,871 shares, provided such number is not in excess of the 10% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. The maximum number of shares reserved for the award of shares of Common Stock ("Stock Awards") is 81,548 shares, provided such number is not in excess of 4% of the outstanding shares of Common Stock as of the effective date of the Incentive Plan. All officers, other employees and Outside Directors of the Company and its affiliates, are eligible to receive Awards under the Incentive Plan. The Incentive Plan will be administered by a committee (the "Committee"). Authorized but unissued shares or shares previously issued and reacquired by the Company may be used to satisfy Awards under the Incentive Plan. The grant of Stock Awards and the exercise of options granted under the Incentive Plan may result in an increase in the number of shares outstanding, and would then likely have a dilutive effect on the holdings of existing stockholders.

AWARDS TO EMPLOYEES

         TYPES OF AWARDS. The Incentive Plan authorizes the grant of Awards to employees in the form of: (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under Section 422 of the Code (options which afford tax benefits to the recipients upon compliance with certain conditions and which do not result in tax deductions to the Company), referred to as "Incentive Stock Options"; (ii) options that do not so qualify (options which do not afford income tax benefits to recipients, but which may provide tax deductions to the Company), referred to as "Non-statutory Stock Options"; (iii) limited rights which are exercisable only upon a change in control of the Company (as defined in the Incentive Plan) ("Limited Rights"); and (iv) Stock Awards, which provide a grant of Common Stock that vests over time (which such vesting will be contingent upon the attainment of stated performance goals for all officers and employees who receive such Stock Awards).

         OPTIONS. Assuming the requisite stockholder approval is obtained for the Incentive Plan, the Board of Directors intends to grant options to employees (including executive officers) for 91,742 shares (with Limited Rights) and options to Outside Directors for 20,386 shares (with Limited Rights). Options for 91,744 shares will be reserved and available under the Incentive Plan for future grants to Outside Directors and/or employees. All options granted to employees will be qualified as Incentive Stock Options to the extent permitted under Section 422 of the Code. Incentive Stock Options, at the discretion of the Committee with the concurrence of the holder, may be converted into Non-Statutory Stock Options. Pursuant to the Incentive Plan, the Committee has the authority to determine the date or dates on which each stock option shall become exercisable; provided, however, under the terms of the Incentive Plan any stock option granted prior to November 20, 1997 may not vest in annual installments of greater than 20% of the number of shares underlying the options awarded, commencing at least one year from the date of grant, and the vesting of such options may not be accelerated except in the case of death or disability. The Board of Directors intends to amend this feature in the future. See "New Plan Benefits" below. The exercise price of all Incentive Stock Options must be 100% of the fair market value of the underlying Common Stock at the time of grant, except as provided below. The exercise price may be paid in cash or in Common Stock at the discretion of the Committee. See "Payout Alternatives" and "Alternative Option Payments."

         Incentive Stock Options may only be granted to employees. In order to qualify as Incentive Stock Options under Section 422 of the Code, the exercise price must not be less than 100% of the fair market value on the date of grant. Incentive Stock Options granted to any person who is the beneficial owner of more than 10% of the outstanding voting stock may be exercised only for a period of five years from the date of grant and the exercise price must be at least equal to 110% of the fair market value of the underlying Common Stock on the date of grant.

         TERMINATION OF EMPLOYMENT. Unless otherwise determined by the Committee, upon termination of an employee's services for any reason other than death, disability or termination for cause, the Incentive Stock Options shall be exercisable for a period of three months following termination, except that in the event of termination of a participant's employment due to retirement, the participant shall have up to one year following the participant's cessation of employment to exercise any Incentive Stock Options exercisable on that date and if exercised after three months following termination due to retirement, the Incentive Stock Options shall be redesignated by the Committee as Non-statutory Stock Options. In the event of termination for cause, all rights under any Incentive Stock Options granted shall expire immediately upon termination. Notwithstanding the foregoing, in the event of death or disability, options will become fully vested and shall be exercisable for up to one year thereafter.

         LIMITED RIGHTS. Limited Rights are related to specific options granted and become exercisable in the event of a change in control of the Bank or Company. Upon exercise, the optionee will be entitled to receive in lieu of purchasing the stock underlying the option, a lump sum cash payment equal to the difference between the exercise price of the related option and the fair market value of the shares of Common Stock subject to the option on the date of exercise of the right less any applicable tax withholding.

         OPTION GRANTS. It is currently intended that the options proposed to be granted will include Limited Rights and will vest and become exercisable on a cumulative basis in equal installments over five (5) years commencing one year from the date of grant; provided, however, that all options will be immediately exercisable in the event the optionee's employment or service is terminated due to death or disability. The exercise price of all such options will be 100% of the fair market value of the underlying Common Stock at the time of grant, which is intended to be the date of the Annual Meeting. See "New Plan Benefits Table" below for information concerning options intended to be granted under the Incentive Plan, assuming stockholder approval.

         As of April 8, 1997, the closing price per share of Common Stock, as reported on the Nasdaq National Market was $13.00.

         STOCK AWARDS. The Incentive Plan also authorizes the granting of Stock Awards to employees. The Committee has the authority to determine the dates on which Stock Awards granted to an employee will vest, provided, however, that any Stock Award granted prior to November 20, 1997 may not vest at a rate greater than 20% per year, commencing at least one year from the date of grant, and the vesting of any Stock Award may not be accelerated except in the case of death or disability. The Board of Directors intends to amend this feature in the future. See "New Plan Benefits" below. All Stock Award grants will immediately vest upon termination of employment due to death or disability. Under the Incentive Plan, the vesting of Stock Awards may also be made contingent upon the attainment of certain performance goals by the Company, Bank or grantee, which performance goals, if any, would be established by the Committee. The Committee intends to make a portion of the Stock Awards granted subject to the attainment of performance goals. An agreement setting forth the terms of the Stock Awards ("Stock Award Agreement") shall set forth the vesting period and performance goals that must be attained. The performance goals may be set by the Committee on an individual basis, for all Stock Awards made during a given period of time, or for all Stock Awards for indefinite periods. A Stock Award may only be granted from the shares reserved and available for grant under the Incentive Plan. No Stock Award that is subject to a performance goal is to be distributed to the employee until the Committee confirms that the underlying performance goal has been achieved.

         Stock Awards are generally non-transferable and non-assignable as provided in the Incentive Plan. The Committee has the power, under the Incentive Plan, to permit transfers. When plan shares are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings thereon minus any required tax withholding amounts. Prior to vesting, recipients of

Stock Awards may direct the voting of shares of Common Stock granted to them and held in the trust. Shares of Common Stock held by the Incentive Plan trust which have not been allocated or for which voting has not been directed are voted by the trustee in the same proportion as the awarded shares are voted in accordance with the directions given by all recipients of Stock Awards.

AWARDS TO OUTSIDE DIRECTORS

         Each Outside Director will receive Non-statutory Stock Options to purchase 10,193 shares of Common stock and Stock Awards for 4,077 shares of Common Stock (collectively "Directors' Awards").

         The Directors' Awards initially granted under the Incentive Plan will vest over a five-year period, at a rate of 20% each year commencing with the first anniversary of the date of the grant. All Directors' Awards will continue to vest regardless of whether a Director resigns as a Director, provided the Director is elected as a Director Emeritus or serves as a consultant or advisory director to the Bank or Company. All Directors' Awards will immediately vest upon termination of employment due to death or disability. See "New Plan Benefits" below.

         The exercise price of each option shall equal the fair market value of the Common Stock on the date the option is granted, which is intended to be the date of the Special Meeting. All unexercised options granted under the Incentive Plan expire 10 years following the date of grant.

         When Stock Awards are distributed in accordance with the Incentive Plan, the recipients will also receive amounts equal to accumulated cash and stock dividends (if any) with respect thereto plus earnings. Prior to vesting, recipients of Stock Awards may direct the voting of shares of Common Stock granted to them and held in the trust. Shares of Common Stock held by the Incentive Plan trust will be voted as provided for under "Awards to Employees - Stock Awards."

TAX TREATMENT

         STOCK OPTIONS.   An optionee will generally not be deemed to have
recognized taxable income upon the grant or exercise of any Incentive Stock Option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If the holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at long term capital gains rates. No compensation deduction may be taken by the Company as a result of the grant or exercise of Incentive Stock Options, assuming these holding periods are met.

         In the case of the exercise of a Non-statutory Stock Option, an optionee will be deemed to have received ordinary income upon exercise of the stock option in an amount equal to the aggregate amount by which the per share exercise price is exceeded by the fair market value of the Common Stock. In the event shares received through the exercise of an Incentive Stock Option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will be treated as the exercise of a Non-statutory Stock Option, except that the optionee will recognize the ordinary income for the year in which the disqualifying disposition occurs.
The amount of any ordinary income deemed to have been received by an optionee upon the exercise of a Non-statutory Stock Option or due to a disqualifying disposition will be a deductible expense of the Company for tax purposes.

         In the case of Limited Rights, the option holder would have to include the amount paid to him upon exercise in his gross income for federal income tax purposes in the year in which the payment is made and the Company would be entitled to a deduction for federal income tax purposes of the amount paid.

         STOCK AWARDS. When shares of Common Stock, as Stock Awards, are distributed, the recipient is deemed to receive ordinary income equal to the fair market value of such shares at the date of distribution plus any dividends and earnings on such shares (provided such date is more than six months after the date of grant), and the Company is permitted a commensurate compensation expense deduction for income tax purposes.

PAYOUT ALTERNATIVES

         The Committee has the sole discretion to determine what form of payment it shall use in distributing payments for all Awards. If the Committee requests any or all participants to make an election as to form of payment, it shall not be considered bound by the election. Any shares of Common Stock tendered in payment of an obligation arising under the Incentive Plan or applied to any tax withholding amounts shall be valued at the fair market value of the Common Stock. The Committee may use treasury stock, authorized but unissued stock or may direct the market purchase of shares of Common Stock to satisfy its obligations under the Incentive Plan.

ALTERNATE OPTION PAYMENTS

         The Committee also has the sole discretion to determine the form of payment for the exercise of an option. The Committee may indicate acceptable forms in the Award Agreement covering such options or may reserve its decision to the time of exercise. No option is to be considered exercised until payment in full is accepted by the Committee. The Committee may permit the following forms of payment for options: (a) in cash or by certified check; (b) through borrowed funds, to the extent permitted by law; or (c) by tendering previously acquired shares of Common Stock. Any shares of Common Stock tendered in payment of the exercise price of an option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

AMENDMENT

         The Board of Directors may amend the Incentive Plan in any respect, at any time, provided that no amendment may affect the rights of an Awardholder without his or her permission. The Board of Directors intends to amend the Incentive Plan in the future. See "New Plan Benefits" below.

ADJUSTMENTS

         In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, or in the event a capital distribution is made, the Committee may make such adjustments to previously granted Awards, to prevent dilution, diminution or enlargement of the rights of the Awardholder. All awards under this Incentive Plan shall be binding upon any successors or assigns of the Company.

NONTRANSFERABILITY

         Unless determined otherwise by the Committee, no award under the Incentive Plan shall be transferable by the recipient other than by will or the laws of intestate succession or pursuant to a qualified domestic relations order. With the consent of the Committee, an employee or Outside Director may designate a person or his or her estate as beneficiary of any award to which the recipient would then be entitled, in the event of the death of the an employee or Outside Director.

STOCKHOLDER APPROVAL

         The Incentive Plan complies with the regulations of the Office of Thrift Supervision ("OTS"). The OTS has not endorsed or approved the Incentive Plan. Pursuant to OTS regulations, the Incentive Plan may not be implemented during the first year after the Bank's stock conversion ("Conversion") unless the affirmative vote of the holders of a majority of the total votes eligible to be cast at this meeting is received. If such approval is not obtained, but the Incentive Plan receives the requisite affirmative vote of a majority of the shares present at the meeting and eligible to be cast on the Proposal, the Incentive Plan will not become effective at this time, but will become effective immediately following a period of one year after the Conversion without further stockholder approval. The Board of Directors also could determine to have the Incentive Plan become effective (one year after the Conversion), even if the Incentive Plan does not receive the requisite affirmative vote of a majority of the shares voted at this meeting. In the absence of stockholder approval, the option awards under the Incentive Plan would not qualify as incentive stock options under the Code, and the Company's qualification to have its stock traded on The Nasdaq National Market System could be adversely affected.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD, IF EXECUTED AND RETURNED, WILL BE VOTED "FOR" THE APPROVAL OF THE DELPHOS CITIZENS BANCORP, INC. 1997 STOCK-BASED INCENTIVE PLAN.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE DELPHOS CITIZENS BANCORP, INC. 1997 STOCK-BASED INCENTIVE PLAN.

NEW PLAN BENEFITS

         The following table provides certain information with respect to all Awards which are intended to be granted immediately after the Annual Meeting, assuming stockholder approval is obtained, under the Incentive Plan, specifying the amounts to be granted to the Named Executive Officer individually, all current executive officers as a group, all current directors who are not executive officers as a group, and all employees, including all current officers who are not executive officers, as a group.

         All awards granted to the officers and directors of the Company and the Bank reflected in the table below become vested and exercisable in equal annual installments of 20% each year commencing one year from the date of grant. All such awards will immediately vest and become exercisable upon termination of employment due to death or disability. Additionally, on or after November 20, 1997, the Board of Directors intends to amend the Incentive Plan or the awards reflected below to provide for acceleration of the vesting of such awards upon a change in control of the Company or the Bank (as defined in the Incentive Plan). The Incentive Plan generally defines that a change in control will be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 20% or more of any class of equity security, such as the Common Stock of the Company or the Bank, or in the event of a tender offer or exchange offer, merger or other form of business combination, sale of assets or contested election of directors which results in a change in control of a majority of the incumbent Board of Directors of the Company or the Bank. Stockholder approval after one year following the Conversion may be required to satisfy the requirements of the OTS for such an amendment.

                              NEW PLAN BENEFITS


                                                           STOCK OPTION AWARDS                   STOCK AWARDS
                                                   -------------------------------        ---------------------------
                                                     DOLLAR              NUMBER           DOLLAR           NUMBER
                 NAME AND POSITION                 VALUE (1)           OF UNITS(2)        VALUE (3)       OF UNITS(2)
                                                   ---------           -----------        ---------       -----------

Joseph R. Reinemeyer, Chairman of the Board,              -               50,968           190,827         14,679
President and Chief Executive Officer of the
Company and the Bank

All current executive officers as a group
  (2 persons)                                             -               91,742           349,843         26,911

All current directors of the Company                      -               20,386           106,002          8,154
  and Bank (who are not executive
  officers) as a group (2 persons)

All employees (who are not executive                      -                    -           106,041          8,157
  officers) as a group (21 persons)



----------------------
(1) The "dollar value" for options to be granted pursuant to the Incentive Plan on the date of grant will be zero, as the exercise price for such options will be the fair market value on the date of grant which is intended to be the date stockholder approval is obtained.
(2) 91,744 Stock Option Awards and 38,327 Stock Awards remain unallocated under the Incentive Plan.
(3) Based upon $13.00, the closing price of the Common Stock, as reported on the Nasdaq National Market on April 8, 1997.

                   PROPOSAL 3.  RATIFICATION OF APPOINTMENT
                           OF INDEPENDENT AUDITORS

         The Company's independent auditors for the fiscal year ended September 30, 1996 were Crowe, Chizek and Company LLP. The Company's Board of Directors has reappointed Crowe, Chizek and Company LLP to continue as independent auditors for the Bank and the Company for the year ending September 30, 1997, subject to ratification of such appointment by the shareholders.

         Representatives of Crowe, Chizek and Company LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from stockholders present at the Annual Meeting.

         UNLESS MARKED TO THE CONTRARY, THE SHARES REPRESENTED BY THE ENCLOSED PROXY CARD WILL BE VOTED FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY.


                            ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

         To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Stockholders, a stockholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders not later than December 23, 1997. If such annual meeting is held on a date more than 30 calendar days from April 22, 1997, a stockholder proposal must be received by a reasonable time before the proxy solicitation for such annual meeting is made. Any such proposal will be subject to 17 C.F.R. Section 240.14a-8 of the Rules and Regulations under the Exchange Act.

OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING

         The Board of Directors knows of no business which will be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

         Whether or not you intend to be present at the Annual Meeting, you are urged to return your proxy card promptly. If you are then present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your recordholder to vote personally at the Annual Meeting.

                                        By Order of the Board of Directors


                                        /s/ Gary G. Ricker
                                        Gary G. Ricker
                                        Corporate Secretary

Delphos, Ohio
April 16, 1997


    YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN
 AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED POSTAGE-PAID
                                  ENVELOPE.

                                                                      APPENDIX A

                       DELPHOS CITIZENS BANCORP, INC.
                       1997 STOCK-BASED INCENTIVE PLAN


1.       DEFINITIONS.

         (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Holding Company is a member or (ii) an unincorporated trade or business which is under common control with the Holding Company as determined in accordance with Section 414(c) of the Code and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to Section 1563(a)(4) and (e)(3)(C).

         (b) "Alternate Option Payment Mechanism" refers to one of several methods available to a Participant to fund the exercise of a stock option set out in Section 11 hereof. These mechanisms include: broker assisted cashless exercise and stock for stock exchange.

         (c) "Award" means a grant of one or some combination of one or more Non-statutory Stock Options, Incentive Stock Options and Stock Awards under the provisions of this Plan.

         (d)     "Bank" means Citizens Bank of Delphos.

         (e) "Board of Directors" or "Board" means the board of directors of the Holding Company or the Bank and Directors Emeritus of the Holding Company or the Bank.

         (f) "Change in Control" means a change in control of the Bank or Holding Company of a nature that; (i) would be required to be reported in response to Item 1 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a Change in Control within the meaning of the Home Owners' Loan Act of 1933, as amended ("HOLA") and the Rules and Regulations promulgated by the Office of Thrift Supervision ("OTS") (or its predecessor agency), as in effect on the date hereof (provided, that in applying the definition of change in control as set forth under such rules and regulations the Board shall substitute its judgment for that of the OTS); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Holding Company representing 20% or more of the Bank's or the Holding Company's outstanding securities except for any securities of the Bank purchased by the Holding Company and any securities purchased by any tax qualified employee benefit plan of the Bank; or (B) individuals who constitute the Board of Directors of the Holding Company on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Holding Company's stockholders was approved by a Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board; or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Holding Company or similar transaction occurs in which the Bank or Holding Company is not the resulting entity; or (D) after a solicitation of shareholders of the Holding Company, by someone other than current management of the Holding Company, stockholders approve a plan of reorganization, merger or consolidation of the Holding Company or Bank or similar transaction with one or more corporations, as a result of which the outstanding shares of the class of securities then subject to the plan would be exchanged for or converted into cash or property or securities not issued by the Bank or the Holding Company; or (E) a tender offer is made for 20% or more of the voting securities of the Bank or the Holding Company.

         (g)     "Code" means the Internal Revenue Code of 1986, as amended.

         (h) "Committee" means a committee consisting of the entire Board of Directors or consisting solely of two or more members of the Board of Directors who are defined as Non-Employee Directors as such term is defined under Rule 16b-3(b)(3)(i) under the Exchange Act as promulgated by the Securities and Exchange Commission.

         (i) "Common Stock" means the Common Stock of the Holding Company, par value, $.01 per share or any stock exchanged for shares of Common Stock pursuant to Section 15 hereof.

         (j)     "Date of Grant" means the effective date of an Award.

         (k) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a Participant to perform the work customarily assigned to him or, in the case of a Director, to serve on the Board. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said Participant's lifetime.

         (l) "Effective Date" means ________________, the effective date of the Plan.

         (m) "Employee" means any person who is currently employed by the Holding Company or an Affiliate, including officers, but such term shall not include Outside Directors.

         (n) "Employee Participant" means an Employee who holds an outstanding Award under the terms of the Plan.

         (o) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (p) "Exercise Price" means the purchase price per share of Common Stock deliverable upon the exercise of each Option in order for the option to be exchanged for shares of Common Stock.

          (q) "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the average of the high and low sales prices of the Common Stock as reported by the American Stock Exchange ("AMEX") or the New York Stock Exchange ("NYSE") or other national securities exchange which is the primary trading market for such Common Stock or the average of the high and low bid prices of the Common Stock as reported by Nasdaq Stock Market ("NASDAQ") if the NASDAQ serves as the primary trading market for the Common Stock, each as published in the Wall Street Journal, if published, on such date or, if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale was reported. If the Common Stock is not traded on a national securities exchange or the NASDAQ or the NYSE, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith.

         (r)     "Holding Company" means Delphos Citizens Bancorp, Inc.

         (s) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 7 hereof and is intended to be such under Section 422 of the Code.

         (t) "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 8 hereof.

         (u) "Non-statutory Stock Option" means an Option to a Participant pursuant to Section 6 hereof, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee as a Non-statutory Stock Option or which is designated an Incentive Stock Option under
Section 7 hereof, but does not meet the requirements of such under Section 422 of the Code.

         (v) "Option" means the right to buy a fixed amount of Common Stock at the Exercise Price within a limited period of time designated as the term of the option as granted under Section 6 or 7 hereof.

         (w) "Outside Director" means a member of the Board of Directors or a Director Emeritus of the Holding Company or its Affiliates, who is not also an Employee.

         (x) "Outside Director Participant" means an Outside Director who holds an outstanding Award under the terms of the Plan.

         (y) "Participant(s)" means collectively an Employee Participant and/or an Outside Director Participant who hold(s) outstanding Awards under the terms of the Plan.

         (z) "Retirement" with respect to an Employee Participant means termination of employment which constitutes retirement under any tax qualified plan maintained by the Bank. However, "Retirement" will not be deemed to have occurred for purposes of this Plan if a Participant continues to serve as a consultant to or on the Board of Directors of the Holding Company or its Affiliates even if such Participant is receiving retirement benefits under any retirement plan of the Holding Company or its Affiliates. With respect to an Outside Director Participant, "Retirement" means the termination of service from the Board of Directors of the Holding Company or its Affiliates following written notice to the Board as a whole of such Outside Director's intention to retire, except that an Outside Director Participant shall not be deemed to have "retired" for purposes of the Plan in the event he continues to serve as a consultant to the Board or as an advisory director or director emeritus, including pursuant to any retirement plan of the Holding Company or the Bank.

         (aa) "Stock Awards" are Awards of Common Stock which may vest immediately or over a period of time. Vesting of Stock Awards under Section 9 hereof may be contingent upon the occurrence of specified events or the attainment of specified performance goals as determined by the Committee.

         (bb) "Termination for Cause" shall mean, in the case of a Director, removal from the Board of Directors, or, in the case of an Employee, termination of employment, in both such cases as determined by the Board of Directors, because of Participant's personal dishonesty, incompetence, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses).

         (cc) "Trust" means a trust established by the Board in connection with this Plan to hold Plan assets for the purposes set forth herein.

         (dd) "Trustee" means that person or persons and entity or entities approved by the Board to hold legal title to any of the Trust assets for the purposes set forth herein.

2.       ADMINISTRATION.

         (a) The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to grant awards to Employees and establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Employee Participants and Outside Director Participants in the Plan and on their legal representatives and beneficiaries.

         (b) Awards to Outside Directors of the Holding Company or its Affiliates shall be granted by the Board of Directors or the Committee, pursuant to the terms of this Plan.

         (c) Actual transference of the Award requires no, nor allows any, discretion by the Trustee.

3.       TYPES OF AWARDS AND RELATED RIGHTS.

         The following Awards and related rights as described below in Paragraphs 6 through 9 hereof may be granted under the Plan:

         (a)     Non-statutory Stock Options
         (b)     Incentive Stock Options
         (c)     Limited Rights
         (d)     Stock Awards

4.       STOCK SUBJECT TO THE PLAN.

         Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Common Stock reserved for Awards under the Plan is 285,421 shares which number may not be in excess of 14% of the outstanding shares of the Common Stock determined immediately as of the Effective Date. Subject to adjustment as provided in Section 15 hereof, the maximum number of shares of Common Stock reserved hereby for purchase pursuant to the exercise of Options and Option-related Awards granted under the Plan is 203,872 shares, which number may not be in excess of 10% of the outstanding shares of Common Stock as of the Effective Date. _________ options will qualify as Incentive Stock Options. The maximum number of the shares of Common Stock reserved for award as Stock Awards is 81,549 shares, which number may not be in excess of 4% of the outstanding shares of Common Stock as of the Effective Date. These shares of Common Stock may be either authorized but unissued shares or authorized shares previously issued and reacquired by the Holding Company or acquired by the Trustee. To the extent that Options and Stock Awards are granted under the Plan, the shares underlying such Awards will be unavailable for any other use including future grants under the Plan except that, to the extent that Stock Awards or Options terminate, expire, or are forfeited without having been exercised (or in cases where a Limited Right has been granted in connection with an option, the amount of such Limited Right received in lieu of the exercise of such option), new Awards may be made with respect to those shares underlying such terminated, expired or forfeited Options or Stock Awards.

5.       ELIGIBILITY.

         Subject to the terms herein, all Employees and Outside Directors shall be eligible to receive Awards under the Plan.

6.       NON-STATUTORY STOCK OPTIONS.

         The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Non-statutory Stock Options to Employees and Outside Directors, upon such terms and conditions as the Committee may determine and grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan under such terms and conditions as the Committee may determine. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

         (a) Exercise Price. The Exercise Price of each Non-statutory Stock Option shall be determined by the Committee. Such Exercise Price shall not be less than 100% of the Fair Market Value of the Holding Company's Common Stock on the Date of Grant. Shares of Common Stock underlying a Non-statutory Stock Option may be purchased only upon full payment of the Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 11 hereof.

         (b) Terms of Non-statutory Stock Options. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. The Committee shall determine the date on which each Non-statutory Stock Option shall become exercisable. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals which must be satisfied prior to the Non-statutory Stock Option becoming exercisable. The shares of Common Stock underlying each Non-statutory Stock Option installment may be purchased in whole or in part by the Participant at any time during the term of such Non-statutory Stock Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Non-statutory Stock Option may be exercised in whole or in part, subject to applicable rules and regulations. The acceleration of any Non-statutory Stock Option under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Non-statutory Stock Options. Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Non-statutory Stock Option is not transferable and may be exercisable in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Non-statutory Stock Option is transferable by will or the laws of descent and distribution.

         (c) NSO Agreement. The terms and conditions of any Non-statutory Stock Option granted shall be evidenced by an agreement (the "NSO Agreement") which shall be subject to the terms and conditions of the Plan.

         (d)     Termination of Employment or Service.   Unless otherwise
determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination; provided that in the event of termination of a Participant's employment or service due to Retirement, the Participant shall have up to one year following the Participant's cessation of employment or service to exercise the Participant's immediately exercisable Non-statutory Options. Notwithstanding any provisions set forth herein or contained in any NSO Agreement relating to an award of a Non-statutory Stock Option, in the event of termination of the Participant's employment or service for Disability or death, all Non-statutory Stock Options held by such Participant shall immediately vest and be exercisable for one year after such termination of service, and, in the event of a Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire immediately upon such Termination for Cause. Notwithstanding the above, in no event shall any Non-statutory Stock Options be exercisable beyond the expiration of the Non-statutory Stock Option term.

7.       INCENTIVE STOCK OPTIONS.

         The Committee may, subject to the limitations of the Plan and the availability of shares reserved but unawarded under the Plan, from time to time, grant Incentive Stock Options to Employees upon such terms and conditions as the Committee may determine. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Exercise Price. The Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the Date of Grant. However, if at the time an Incentive Stock Option is granted to an Employee Participant, such Employee Participant owns Common Stock representing more than 10% of the total combined voting securities of the Holding Company (or, under Section 424(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all classes of stock of the Holding Company, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Employee Participant, or by or for any corporation, partnership, estate or trust of which such Employee Participant is a shareholder, partner or beneficiary) ("10% Owner"), the Exercise Price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of
the Common Stock on the Date of Grant.   Shares may be purchased only upon
payment of the full Exercise Price or upon operation of an Alternate Option Payment Mechanism set out in Section 11 hereof.

         (b) Amounts of Incentive Stock Options. Incentive Stock Options may be granted to any Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. In the case of an Option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the Option is granted) of the Common Stock with respect to which Incentive Stock

Options granted are exercisable for the first time by the Employee Participant during any calendar year (under all plans of the Employee Participant's employer corporation and its parent and subsidiary corporations) shall not exceed $100,000. The provisions of this Section 7(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an Award of an Incentive Stock Option under this Section 7 exceeds this $100,000 limit, the portion of the Award in excess of such limit shall be deemed a Non-statutory Stock Option.
The Committee shall have discretion to redesignate Options granted as Incentive Stock Options as Non-statutory Stock Options. Such Non-statutory Stock Options shall be subject to Section 6 hereof.

         (c) Terms of Incentive Stock Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an Employee Participant who is a 10% Owner, the Incentive Stock Option granted to such Employee Participant shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option is transferable except by will or the laws of descent and distribution and is exercisable in his or her lifetime only by the Employee Participant to whom it is granted. The designation of a beneficiary does not constitute a transfer.

         The Committee shall determine the date on which each Incentive Stock Option shall become exercisable. The Committee may also determine as of the Date of Grant any other specific conditions or specific performance goals which must be satisfied prior to the Incentive Stock Option becoming exercisable.
The shares comprising each installment of the Incentive Stock Option may be purchased in whole or in part at any time during the term of such Option after such installment becomes exercisable. The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, subject to applicable rules and regulations.
The acceleration of any Incentive Stock Option under the authority of this paragraph shall not create a right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Incentive Stock Options.

         (d) ISO Agreement. The terms and conditions of any Incentive Stock Option granted shall be evidenced by an agreement (the "ISO Agreement") which shall be subject to the terms and conditions of the Plan.

         (e) Termination of Employment. Unless otherwise determined by the Committee, upon the termination of an Employee Participant's employment for any reason other than Disability, death or Termination for Cause, the Employee Participant's Incentive Stock Options shall be exercisable only as to those shares that were immediately exercisable by the Participant at the date of termination and only for a period of three months following termination, except that in the event of the termination of an Employee Participant's employment due to Retirement, the Participant shall have up to one year following the Participant's cessation of employment to exercise any Incentive Stock Options exercisable on that date. Notwithstanding any provision set forth herein or contained in any ISO Agreement relating to an award of an Incentive Stock

Option, in the event of termination of the Employee Participant's employment for Disability or death, all Incentive Stock Options held by such Employee Participant shall immediately vest and be exercisable for one year after such termination, and, in the event of Termination for Cause, all rights under the Employee Participant's Incentive Stock Options shall expire immediately upon termination. No Incentive Stock Option shall be eligible for treatment as an Incentive Stock Option in the event such Incentive Stock Option is exercised more than three months following the date of Participant's cessation of employment. In no event shall an Incentive Stock Option be exercisable beyond the expiration of the Incentive Stock Option term.

         (f) Compliance with Code. The Incentive Stock Options granted under this Section 7 are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code, but the Holding Company makes no warranty as to the qualification of any Option as an incentive stock option within the meaning of Section 422 of the Code. All Options that do not so qualify shall be treated as Non-statutory Stock Options.

8.       LIMITED RIGHT.

         Simultaneously with the grant of any Option to a Participant, the Committee may grant a Limited Right with respect to all or some of the shares covered by such Option. Limited Rights granted under this Plan are subject to the following terms and conditions:

         (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the Date of Grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

         The Limited Right may be exercised only when the underlying Option is eligible to be exercised, and only when the Fair Market Value of the underlying shares on the day of exercise is greater than the Exercise Price of the underlying Option.

         Upon exercise of a Limited Right, the underlying Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the purchase price and the Fair Market Value of the Common Stock subject to the underlying option. The Limited Right is transferable only when the underlying option is transferable and under the same conditions.

         (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Holding Company an amount of cash equal to the difference between the Exercise Price of the underlying option and the Fair Market Value of the Common Stock subject to the underlying Option on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is exercised. Payments shall be less any applicable tax withholding as set forth in Section 16 hereof.

9.       STOCK AWARD.

         The Committee (or in the case of an Outside Director Participant, the Board of Directors) may, subject to the limitations of the Plan, from time to time, make an Award of shares of Common Stock to Employees and Outside Directors ("Stock Awards"). The Stock Awards shall be made subject to the following terms and conditions:

         (a) Payment of the Stock Award. The Stock Award may only be made in whole shares of Common Stock. Stock Awards may only be granted from shares reserved under the Plan but unawarded at the time the new Stock Award is made.

         (b) Terms of the Stock Awards. The Committee shall determine the dates on which Stock Awards granted to a Participant shall vest and any specific conditions or performance goals which must be satisfied prior to the vesting of any installment or portion of the Stock Award. Notwithstanding other paragraphs in this Section 9, the Committee may, in its sole discretion, accelerate the vesting of any Stock Award. The acceleration of any Stock Award under the authority of this paragraph shall create no right, expectation or reliance on the part of any other Participant or that certain Participant regarding any other unaccelerated Stock Awards.

         (c) Stock Award Agreement. The terms and conditions of any Stock Award shall be evidenced by an agreement (the "Stock Award Agreement") which such Stock Award Agreement will be subject to the terms and conditions of the Plan. Each Stock Award Agreement shall set forth:

                 (i)      the period over which the Stock Award will vest;

                 (ii) the performance goals, if any, which must be satisfied prior to the vesting of any installment or portion of the Stock Award. The performance goals may be set by the Committee on an individual level, for all Participants, for all Awards made during a given period of time, or for all Awards for indefinite periods;

         (d) Certification of Attainment of the Performance Goal. No Stock Award or portion thereof that is subject to a performance goal is to be distributed to the Participant until the Committee certifies that the underlying performance goal has been achieved.

         (e) Termination of Employment or Service. Unless otherwise determined by the Committee, upon the termination of a Participant's employment or service for any reason other than Disability, death or Termination for Cause, the Participant's unvested Stock Awards as of the date of termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void. Notwithstanding any provisions set forth herein or contained in any Agreement relating to an award of a Stock Option or Stock Award, in the event of termination of the Participant's service due to Disability or death, all unvested Stock Awards held by such Participant shall immediately vest and, in the event of the Participant's Termination for Cause, the Participant's unvested Stock Awards as of the date of such termination shall be forfeited and any rights the Participant had to such unvested Stock Awards shall become null and void.

         (f) Non-Transferability. Except to the extent permitted by the Code, the rules promulgated under Section 16(b) of the Exchange Act or any successor statutes or rules:

                 (i) The recipient of a Stock Award shall not sell, transfer, assign, pledge, or otherwise encumber shares subject to the Stock Award until full vesting of such shares has occurred. For purposes of this Section, the separation of beneficial ownership and legal title through the use of any "swap" transaction is deemed to be a prohibited encumbrance.

                 (ii) Unless determined otherwise by the Committee and except in the event of the Participant's death or pursuant to a domestic relations order, a Stock Award is not transferable and may be earned in his lifetime only by the Participant to whom it is granted. Upon the death of a Participant, a Stock Award is transferable by will or the laws of descent and distribution. The designation of a beneficiary does not constitute a transfer.

                 (iii) If a recipient of a Stock Award is subject to the provisions of Section 16 of the Exchange Act, shares of Common Stock subject to such Stock Award may not, without the written consent of the Committee (which consent may be given in the Stock Award Agreement), be sold or otherwise disposed of within six months following the date of grant of the Stock Award.

         (g) Accrual of Dividends. Whenever shares of Common Stock underlying a Stock Award are distributed to a Participant or beneficiary thereof under the Plan, such Participant or beneficiary shall also be entitled to receive, with respect to each such share distributed, a payment equal to any cash dividends or distributions (other than distributions in shares of Common Stock) and the number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of the Common Stock if the record date for determining shareholders entitled to receive such dividends falls between the date the relevant Stock Award was granted and the date the relevant Stock Award or installment thereof is distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any dividends paid out.

         (h) Voting of Stock Awards. After a Stock Award has been granted, but for which the shares covered by such Stock Award have not yet been earned and distributed to the Participant pursuant to the Plan, the Participant shall be entitled to direct the Trustee as to the voting of such shares of Common Stock which the Stock Award covers subject to the rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Participants are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as the Common Stock covered by Stock Awards which have been awarded is voted.

10.      PAYOUT ALTERNATIVES

         Payments due to a Participant upon the exercise or redemption of an Award, may be made subject to the following terms and conditions:

         (a) Discretion of the Committee. The Committee has the sole discretion to determine what form of payment (whether monetary, Common Stock, a combination of payout alternatives or otherwise) it shall use in making distributions of payments for all Awards. If the Committee requests any or all Participants to make an election as to form of distribution or payment, it shall not be considered bound by the election.

         (b) Payment in the form of Common Stock. Any shares of Common Stock tendered in satisfaction of an obligation arising under this Plan shall be valued at the Fair Market Value of the Common Stock on the day preceding the date of the issuance of such stock to the Participant.

11.      ALTERNATE OPTION PAYMENT MECHANISM

         The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the ISO or NSO Agreement covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

         (a) Cash Payment. The exercise price may be paid in cash or by certified check.

         (b) Borrowed Funds. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

         (c)     Exchange of Common Stock.

                 (i) The Committee may permit payment by the tendering of previously acquired shares of Common Stock. This includes the use of "pyramiding transactions" whereby some number of Options are exercised; then the shares gained through the exercise are tendered back to the Holding Company as payment for a greater number of Options. This transaction may be repeated as needed to exercise all of the Options available.

                 (ii) Any shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date prior to the date of exercise.

12.      RIGHTS OF A SHAREHOLDER: NONTRANSFERABILITY.

         No Participant shall have any rights as a shareholder with respect to any shares of Common Stock covered by an Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ or service of the Holding Company or its Affiliates or interferes in any way with the right of the Holding Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

         Except as permitted under the Code (with respect to Incentive Stock Options) and the rules promulgated pursuant to Section 16(b) of the Exchange Act or any successor statutes or rules, no Award under the Plan shall be transferable by the Participant other than by will or the laws of intestate succession or pursuant to a domestic relations order or unless determined otherwise by the Committee.

13.      AGREEMENT WITH GRANTEES.

         Each Award will be evidenced by a written agreement(s) (whether constituting an NSO Agreement, ISO Agreement, Stock Award Agreement or any combination thereof), executed by the Participant and the Holding Company or its Affiliates that describes the conditions for receiving the Awards including the date of Award, the Exercise Price if any, the terms or other applicable periods, and other terms and conditions as may be required or imposed by the Plan, the Committee, or the Board of Directors, and may describe or specify tax law considerations or applicable securities law considerations.

14.      DESIGNATION OF BENEFICIARY.

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Award to which the Participant would then be entitled. Such designation will be made upon forms supplied by and delivered to the Holding Company and may be revoked in writing. If a Participant fails effectively to designate a beneficiary, then the Participant's estate will be deemed to be the beneficiary.

15.      DILUTION AND OTHER ADJUSTMENTS.

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Holding Company, or in the event a capital distribution is made, the Committee will make such adjustments to Awards to prevent dilution, diminution or enlargement of the rights of the Participant, as the Committee deems appropriate, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock or other securities that may underlie future Awards under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock or other securities underlying Awards already made under the Plan;

         (c) adjustments in the exercise price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such Options.

         Alternatively, the Committee could provide the participant with a cash benefit for shares underlying vested, but unexercised options, in order to achieve the aforementioned effect. All awards under this Plan shall be binding upon any successors or assigns of the Holding Company.

16.      TAX WITHHOLDING.

         Awards under this Plan shall be subject to tax withholding to the extent required by any governmental authority. Any withholding shall comply with Rule 16b-3 or any amendment or successive rule. Shares of Common Stock withheld to pay for tax withholding amounts shall be valued at their Fair Market Value on the date the Award is deemed taxable to the Participant.

17.      AMENDMENT OF THE PLAN.

         The Board of Directors may at any time, and from time to time, subject to applicable rules and regulations, modify or amend the Plan, or any Award granted under the Plan, in any respect, prospectively or retroactively; provided however, that provisions governing grants of Incentive Stock Options, unless permitted by the rules and regulations or staff pronouncements promulgated under the Code shall be submitted for shareholder approval to the extent required by such law, regulation or interpretation.

         Failure to ratify or approve amendments or modifications by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

         No such termination, modification or amendment may adversely affect the rights of a Participant under an outstanding Award without the written permission of such Participant.

18.      EFFECTIVE DATE OF PLAN.

         The Plan shall become effective upon being presented to shareholders for ratification for purposes of: (i) obtaining preferential tax treatment for Incentive Stock Options; and (ii) maintaining the listing of the Common Stock on the Nasdaq Stock Market National Market System. The failure to obtain shareholder ratification for such purposes will not affect the validity of the Plan and the Options thereunder, provided, however, that if the Plan is not ratified, the Plan shall remain in full force and effect, and any Incentive Stock Options granted under the Plan shall be deemed to be Non-statutory Stock Options.

19.      TERMINATION OF THE PLAN.

         The right to grant Awards under the Plan will terminate upon the earlier of: (i) ten (10) years after the Effective Date; (ii) the issuance of a number of shares of Common Stock pursuant to the exercise of Options or the distribution of Stock Awards which together with the exercise of Limited Rights is equivalent to the maximum number of shares reserved under the Plan as set forth in Section 4. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect a Participant's vested rights under a previously granted Award.

20.      APPLICABLE LAW.

         The Plan will be administered in accordance with the laws of the State of Delaware and applicable federal law.

21.      COMPLIANCE WITH OTS CONVERSION REGULATIONS

         Notwithstanding any other provision contained in this Plan:

         (a) unless the Plan is approved by a majority vote of the outstanding shares of the total votes eligible to be cast at a duty called meeting of stockholders to consider the Plan, as required by 12 CFR Section 563b.3(g)(4)(vii), the Plan shall not become effective or implemented prior to one year from the date of the Bank's mutual to stock conversion;

         (b) no Award granted prior to one year from the date of the Bank's mutual to stock conversion shall become vested or exercisable at a rate in excess of 20% per year of the total number of Stock Awards or Options (whichever may be the case) granted to such Participant, provided, that Awards shall become fully vested or immediately exercisable in the event of a Participant's termination of service due to death or Disability;

         (c) no Award granted to any individual employee prior to one year from the date of the Bank's mutual to stock conversion may exceed 25% of the total amount of Awards which may be granted under the Plan;

         (d) no Award granted to any individual Outside Director prior to one year from the date of the Bank's mutual to stock conversion may exceed 5% of the total amount of Awards which may be granted under the Plan; and

         (e) the aggregate amount of Awards granted to all Outside Directors prior to one year from the date of the Bank's mutual to stock conversion may not exceed 30% of the total amount of Awards which may be granted under the Plan.

22.      DELEGATION OF AUTHORITY

         The Committee may delegate all authority for: the determination of forms of payment to be made by or received by the Plan; the execution of Award agreements; the determination of Fair Market Value; and the determination of all other aspects of administration of the Plan to the executive officer(s) of the Holding Company or the Bank. The Committee may rely on the descriptions, representations, reports and estimates provided to it by the management of the Holding Company or the Bank for determinations to be made pursuant to the Plan, including the attainment of performance goals. However, only the Committee or a portion of the Committee may certify the attainment of a performance goal.

         IN WITNESS WHEREOF, the Holding Company has established this Plan to be executed by its duly authorized executive officer and the corporate seal to be affixed and duly attested, effective as of the __________day of __________ ______________, 1997.


[CORPORATE SEAL]                             DELPHOS CITIZENS BANCORP, INC.



                                            By:
------------------------------------           ---------------------------------
              Date                                   Chairman of the Board


ADOPTED BY THE BOARD OF DIRECTORS:

                                            By:
------------------------------------           ---------------------------------
             Date                                         Secretary


APPROVED BY STOCKHOLDERS:

                                            By:
------------------------------------           ---------------------------------
             Date                                         Secretary

                                                                      APPENDIX B

                               REVOCABLE PROXY
                        DELPHOS CITIZENS BANCORP, INC.
    ANNUAL MEETING OF SHAREHOLDERS, MAY 28, 1997, 2:00 P.M. EASTERN TIME
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints the official proxy committee of the Board of Directors of Delphos Citizens Bancorp, Inc. (the "Company"), each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of Common Stock of the Company which the undersigned is entitled to vote only at the Annual Meeting of Stockholders, to be held on May 28, 1997, at 2:00 p.m. Eastern Time at The F.O.E. Lodge, 1600 East 5th Street, Delphos, Ohio, and at any and all adjournments thereof, as follows:


1. The election as director of the nominee listed (except as marked to the contrary below).
                 Nancy C. Rumschlag
                 FOR   [ ]                                VOTE WITHHELD   [ ]

2. The approval of the Delphos Citizens Bancorp, Inc. 1997 Inventive Plan.
                 [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

3. The ratification of the appointment of Crowe Chizek & Company L.L.P. as independent auditors of Delphos Citizens Bancorp, Inc.
for the fiscal year ending September 30, 1997.
                 [ ] FOR               [ ] AGAINST              [ ] ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed. If any other business is presented at the Annual Meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated April 16, 1997 and of the Annual Report to Shareholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.




                                        Date:
                                             ------------------------------

                                             ------------------------------
                                                Signature of Shareholder

                                             ------------------------------
                                                Signature of Shareholder

                                        PLEASE COMPLETE, DATE, SIGN AND
                                        PROMPTLY MAIL THIS PROXY IN THE
                                        ENCLOSED POSTAGE-PAID ENVELOPE.